Fees Summary	Mar. 18, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 32,377,645.65
Previously Paid Amount	0.00
Total Fee Amount	4,471.35
Total Offset Amount	0.00
Net Fee	$ 4,471.35